MUNICIPAL INCOME OPPORTUNITIES TRUST II    Two World Trade Center, New York, New
York 10048

LETTER TO THE SHAREHOLDERS February 28, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Municipal Income Opportunities Trust II (OIB) for the fiscal year ended February 28, 1997.

After accelerating in the first half of 1996, domestic economic growth moderated during the third quarter. Consumer spending led to a rebound in economic activity in the fourth quarter. Under these conditions, fixed-income yields moved lower through November but rose between December and February. Inflation remained under control despite full employment and stronger growth. On March 25, 1997, the Federal Reserve Board raised the federal-funds rate 25 basis points to
5.50 percent in a preemptive move against a possible acceleration in the rate of inflation.

MUNICIPAL MARKET CONDITIONS

Long-term insured revenue municipal bond yields rose from 5.40 percent in February 1996 and reached a high of 6.15 percent in April and June before returning to 5.50 percent in November. At the end of February, insured municipal yields stood at 5.55 percent, having lagged the trend of Treasuries toward higher yields. The ratio of insured municipal revenue bond yields to 30-year U.S. Treasury yields fell from 87 percent to 82 percent during the past 12 months. A declining ratio means that municipal bond prices outperformed U.S. Treasury prices. The average annual range of this ratio over the past three years has been 81 percent to 92 percent. New-issue municipal volume increased 14 percent to $183 billion in 1996. Underwriting volume in 1997 is expected to exceed the amount of issues that will either mature or be called for redemption.

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PERFORMANCE

OIB's net asset value (NAV) declined from $8.88 to $8.79 per share during the fiscal year ended February 28, 1997. Based on this NAV change, plus reinvestment of tax-free dividends totaling $0.64 per share, the Fund's total NAV return was
6.38 percent. OIB's market price on the New York Stock Exchange declined from $8.75 per share to $8.625 per share during the year. Based on this market price change and reinvestment of tax-free dividends the Fund's total market return was
5.94 percent.

OIB's market price represented a two percent discount to NAV on February 28, 1997. Undistributed net investment income totaled $0.10 per share on February 28, 1997, versus $0.14 per share a year ago. Beginning with the November 1996 dividend, the monthly rate was reduced from $0.055 to $0.05 per share to more closely reflect the Fund's anticipated income as older, higher yielding investments are called for redemption. Net assets exceeded $175 million.

PORTFOLIO STRUCTURE

The Fund's investments were diversified among 13 long-term sectors and 61 credits. Non-rated securities comprised 63 percent of the Fund's portfolio. The Fund's average maturity was 21 years. The combination of older, shorter-call issues and newer issues with longer call dates provided an average of 6 years of call protection. One loan representing less than one percent of the Fund's net assets was not accruing interest. As of February 28, 1997, an additional 4 loans, totaling 10 percent of net assets, were accruing income, but may face difficulty meeting future debt service requirements.


                  FIVE LARGEST SECTORS AS OF FEBRUARY 28, 1997
                               (% OF NET ASSETS)

                                    IDR/PCR*
                                      24%

    HOUSING                                                         NURSING &
      12%                                                        HEALTH RELATED
                                                                       23%

HOSPITAL
  8%

        ALL OTHERS                                            TRANSPORTATION
           25%                                                       8%


*INDUSTRIAL DEVELOPMENT REVENUE/POLLUTION CONTROL REVENUE
 PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE

MUNICIPAL INCOME OPPORTUNITIES TRUST II

CALL STRUCTURE AS OF FEBRUARY 28, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

                                                           WEIGHTED AVERAGE
                                                           CALL PROTECTION:
                                                               6 YEARS


0.7%      6.9%      14.3%     15.2%     13.1%     3.4%      7.4%      1.6%      9.3%     17.8%    6.4%      3.9%


1997      1998      1999      2000      2001      2002      2003      2004      2005     2006     2007-     2012+
                                                                                                  2011

                                                        YEARS BONDS CALLABLE


LOOKING AHEAD

The collapse of flat-tax proposals caused municipal bonds to improve relative to U.S. Treasury securities. Tax-free yields are currently rich within their average range to Treasury yields. If municipal yields were to rise significantly in the future, the Fund would tend to sell its relatively defensive bonds with short calls to extend maturity and increase call protection.

The Fund's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We appreciate your ongoing support of Municipal Income Opportunities Trust II and look forward to continuing to serve your investment needs.

Very truly yours,

/S/ CHARLES A. FIUMEFREDDO

CHARLES A. FIUMEFREDDO
Chairman of the Board

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PORTFOLIO OF INVESTMENTS February 28, 1997

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
              MUNICIPAL BONDS (97.1%)
              General Obligation (1.1%)
$  2,000      New York City, New York, 1994 Ser D.....................................      5.75%     08/15/10     $  1,979,660
--------                                                                                                            -----------
              Educational Facilities Revenue (4.6%)
   1,600      ABAG Finance Authority for Nonprofit Corporations, National Center for
               International Schools COPs.............................................      7.50      05/01/11        1,595,872
   2,000      Volusia County Educational Facilities Authority, Florida, Embry-Riddle
               Aeronautical University Ser 1996 A.....................................      6.125     10/15/26        2,025,560
   1,500      New Hampshire Higher Educational & Health Facilities Authority,
               Brewster Academy Ser 1995..............................................      6.75      06/01/25        1,535,430
   2,000       Colby-Sawyer College Ser 1996..........................................      7.50      06/01/26        2,054,440
   1,000      New York State Dormitory Authority, State University 1993 Ser A.........      5.25      05/15/15          940,690
--------                                                                                                            -----------
   8,100                                                                                                              8,151,992
--------                                                                                                            -----------

              Electric Revenue (2.1%)
   4,000      Intermountain Power Agency, Utah, Refg 1996 Ser D.......................      5.00      07/01/21        3,614,080
--------                                                                                                            -----------

              Hospital Revenue (8.2%)
   2,000      Corona, California, Vista Hospital System Inc Ser 1992 B COPs...........      9.50      07/01/20        2,245,920
   1,760      Illinois Health Facilities Authority, Hinsdale Hospital Ser 1990 C......      9.50      11/15/19        1,996,826
              Massachusetts Health & Educational Facilities Authority,
   2,000       Dana Farber Cancer Institute Ser G - 1.................................      6.25      12/01/14        2,071,060
   3,000       Dana Farber Cancer Institute Ser G - 1.................................      6.25      12/01/22        3,094,470
   4,750      Michigan Hospital Finance Authority, Sinai Hospital of Greater Detroit
               Refg Ser 1995..........................................................      6.70      01/01/26        4,914,825
--------                                                                                                            -----------
  13,510                                                                                                             14,323,101
--------                                                                                                            -----------

              Industrial Development/Pollution Control Revenue (23.6%)
   1,350      Metropolitan Washington Airports Authority, District of Columbia,
               CaterAir International Corp Ser 1991 (AMT)+............................     10.125     09/01/11        1,359,436
   2,000      Chicago, Illinois, Chicago-O'Hare Int'l Airport/American Airlines Inc
               Ser 1990 A (AMT).......................................................      7.875     11/01/25        2,171,220
   2,600      Holyoke, Massachusetts, McCormack/Partyka Ser 1990 (AMT)................      4.00 #    08/15/10        1,557,088
   3,000      Massachusetts Industrial Finance Agency, Eastern Edison Co Refg Ser
               1993...................................................................      5.875     08/01/08        2,936,670
              Lapeer Economic Development Corporation, Michigan,
   2,055       Dott Manufacturing Co Ser 1989 B (AMT).................................      9.00      11/15/19        2,070,412
   2,015       Dott Manufacturing Co Ser 1989 A (AMT).................................     10.625     11/15/19        2,179,666
              Michigan Strategic Fund,
   1,539       Kasle Steel Corp Ser 1989 (AMT)........................................      9.375     10/01/06        1,617,226
   5,206       Kasle Steel Corp Ser 1989 (AMT)........................................      9.50      10/01/14        5,470,480
   1,435      Sanilac County Economic Development Corporation, Michigan,
               Dott Manufacturing Co Ser 1989 (AMT)...................................     10.625     08/15/19        1,549,111
   3,000      Claiborne County, Mississippi, Middle South Energy Inc Ser C............      9.875     12/01/14        3,305,520
   3,500      Cleveland, Ohio, Continental Airlines Inc Ser 1990 A (AMT)..............      9.00      12/01/19        3,757,705
   2,000      Beaver County Industrial Development Authority, Pennsylvania, Toledo
               Edison Co Collateralized Ser 1995 B....................................      7.75      05/01/20        2,188,160

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
$  3,000      Pennsylvania Economic Development Financing Authority, MacMillan Bloedel
               Ltd Ser 1995 (AMT).....................................................      7.60%     12/01/20     $  3,347,520
   3,420      Westmoreland County Industrial Development Authority, Pennsylvania,
               Valley Landfill/National Waste Energy Corp Ser 1989 A (AMT)............      9.75      08/01/04        2,738,770
   3,000      Pittsylvania County Industrial Development Authority, Virginia,
               Multi-Trade Ser 1994 A (AMT)...........................................      7.55      01/01/19        3,166,620
   2,000      Upshur County, West Virginia, TJ International Inc Ser 1995 (AMT).......      7.00      07/15/25        2,083,180
--------                                                                                                            -----------
  41,120                                                                                                             41,498,784
--------                                                                                                            -----------

              Mortgage Revenue - Multi-Family (5.8%)
              Boulder County, Colorado,
   3,065       Village Place at Longmont Ser 1989 A (AMT).............................     10.125     07/15/19        3,142,391
  10,837       Village Place at Longmont Ser 1989 B (AMT).............................      0.00      07/15/19        1,133,851
   2,715      San Antonio Housing Finance Corporation, Texas, La Posada Del Rey Ser
               1990 A.................................................................     10.00      02/01/20        2,859,601
              Alexandria Redevelopment & Housing Authority, Virginia,
   2,000       Courthouse Commons Apts Ser 1990 A (AMT)...............................     10.00      01/01/21        2,008,560
  10,728       Courthouse Commons Apts Ser 1990 B (AMT)...............................      0.00      01/01/21        1,003,264
--------                                                                                                            -----------
  29,345                                                                                                             10,147,667
--------                                                                                                            -----------

              Mortgage Revenue - Single Family (6.1%)
   3,500      Maine Housing Authority, Purchase 1990 Ser A-4 (AMT)....................      6.40      11/15/23        3,543,575
              Ohio Housing Finance Agency
   1,610      GNMA-Backed 1988 Ser B (AMT)............................................      8.25      12/15/19        1,708,355
   5,000      Residential GNMA-Collateralized 1996 Ser B-2 (AMT)......................      6.10      09/01/28        5,021,100
              Utah Housing Finance Agency,
     235       Ser 1990 A-2 (AMT).....................................................      7.875     07/01/22          241,625
     320       Ser 1990 A-2 (AMT).....................................................      7.80      07/01/10          329,949
--------                                                                                                            -----------
  10,665                                                                                                             10,844,604
--------                                                                                                            -----------

              Nursing & Health Related Facilities Revenue (22.6%)
   2,315      Arkansas Development Finance Authority, Wynwood Nursing Center Ser 1989
               (AMT)..................................................................     10.50      11/01/19        2,497,978
              Vista, California, Long-Term Care Foundation of America
   2,758       Ser 1994 A COPs (a) (b)................................................      8.50      01/01/20        1,379,161
     331       Ser 1994 B COPs (a) (b)................................................      0.00      01/01/20            3,306
   3,965      Monroe County Development Authority, Georgia, Health Scholarships Inc
               Ser 1989 A.............................................................     10.125     09/01/19        3,938,871
   2,460      Sterling, Illinois, Hoosier Care Inc Ser 1989 A.........................      9.75      08/01/19        2,620,269
   4,000      Iowa Health Facilities Development Finance Authority, Care Initiatives
               Ser 1996...............................................................      9.25      07/01/25        4,690,080
   3,285      Marion, Iowa, AHF/Kentucky-Iowa Inc Ser 1990............................     10.25      01/01/20        3,436,373
   1,500      Westside Habilitation Center, Louisiana, Intermediate Care Facility for
               the Mentally Retarded Refg Ser 1993....................................      8.375     10/01/13        1,590,885
   1,100      Massachusetts Health & Educational Facilities Authority, Farren Care
               Center 1989 Ser A......................................................     10.375     06/01/10        1,242,043

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
              Massachusetts Industrial Finance Agency,
$  4,750      Greater Lynn Special Needs Housing Corp & Mental Health & Retardation
               Assn 1990 Issue........................................................      9.875%    06/01/10     $  5,120,642
   1,250      May Institute for Autistic Children Inc 1990 Issue......................      9.75      06/01/10        1,341,612
     175      Pioneer Valley Living Care Center at Amherst 1990 Issue.................      7.00      10/01/01          164,090
      77      Pioneer Valley Living Care Center at Amherst 1990 Issue.................      0.00      10/01/20            1,535
   3,000      Allegheny County Hospital Development Authority, Pennsylvania, Allegheny
               Valley School Ser 1990.................................................      8.50      02/01/15        3,156,450
   4,900      Chester County Industrial Development Authority, Pennsylvania, RHA/PA
               Nursing Homes Inc Ser 1989.............................................     10.125     05/01/19        5,266,177
              Tarrant County Health Facilities Development Corporation, Texas,
     645       3927 Foundation Inc Ser 1989...........................................     10.00      09/01/99          686,525
   2,500       3927 Foundation Inc Ser 1989...........................................     10.125     09/01/09        2,615,200
--------                                                                                                            -----------
  39,011                                                                                                             39,751,197
--------                                                                                                            -----------
              Retirement & Lifecare Facilities Revenue (5.8%)
   2,125      Pima County Industrial Development Authority, Arizona, Country Club of
               La Cholla Ser 1990 (AMT)...............................................      8.50      07/01/20        1,854,062
   2,000      Glen Cove Housing Authority, New York, The Mayfair at Glen Cove Ser 1996
               (AMT)..................................................................      8.25      10/01/26        2,018,460
   2,000      Lorain County, Ohio, Laurel Lakes Ser 1993..............................      7.125     12/15/18        2,018,920
              Chesterfield County Industrial Development Authority, Virginia,
   5,750       Brandermill Woods Ser 1991 A...........................................    7.25++++    07/01/16        4,140,000
     800       Brandermill Woods Ser 1991 A...........................................      0.00      07/01/17           16,000
     800       Brandermill Woods Ser 1991 A...........................................      0.00      07/01/18           16,000
     800       Brandermill Woods Ser 1991 A...........................................      0.00      07/01/19           16,000
     800       Brandermill Woods Ser 1991 A...........................................      0.00      07/01/20           16,000
     800       Brandermill Woods Ser 1991 A...........................................      0.00      07/01/21           16,000
--------                                                                                                            -----------
  15,875                                                                                                             10,111,442
--------                                                                                                            -----------
              Tax Allocation (2.8%)
   1,170      Bridgeview, Illinois, Tax Increment Refg Ser 1995.......................      9.00      01/01/11        1,294,102
     400      Hodgkins, Illinois, Ser 1991............................................      9.50      12/01/09          466,316
     820      Madison Heights Tax Increment Finance Authority, Michigan, Ser 1991.....      8.50      03/15/01          860,590
   1,996      Muskegon Downtown Development Authority, Michigan, Ltd Oblig 1989 Ser
               A-1 (a)................................................................      9.75      06/01/18        2,267,335
--------                                                                                                            -----------
   4,386                                                                                                              4,888,343
--------                                                                                                            -----------
              Transportation Facilities Revenue (8.1%)
   2,000      Foothills/Eastern Transportation Corridor Agency, California, Toll Road
               Sr Lien Ser 1995 A.....................................................      0.00      01/01/13        1,323,420
   2,000      San Joaquin Hills Transportation Corridor Agency, California, Toll Road
               Sr Lien................................................................      6.75      01/01/32        2,109,140
   5,000      Dade County, Florida, Seaport Refg Ser 1996 (MBIA)......................      5.125     10/01/26        4,604,300
   2,000      Mid-Bay Bridge Authority, Florida, Sr Lien Crossover Refg Ser 1993 A....      6.00      10/01/13        2,005,180
   1,250      Indianapolis Airport Authority, Indiana, Ser 1996 A (FGIC)..............      5.60      07/01/15        1,242,813
   3,000      Ohio Turnpike Commission, 1996 Ser A (MBIA).............................      5.50      02/15/26        2,936,130
--------                                                                                                            -----------
  15,250                                                                                                             14,220,983
--------                                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

PRINCIPAL
AMOUNT IN                                                                                 COUPON      MATURITY
THOUSANDS                                                                                  RATE         DATE          VALUE
              Other Revenue (2.4%)
$  2,000      Northern Palm Beach County Improvement District, Florida, Water Control
               & Impr #9A Ser 1996 A..................................................      7.30%     08/01/27     $  2,067,320
   2,000      Mashantucket (Western) Pequot Tribe, Special 1996 Ser A (a).............      6.40      09/01/11        2,075,900
--------                                                                                                            -----------
   4,000                                                                                                              4,143,220
--------                                                                                                            -----------
              Refunded (3.9)
   5,765      Carol Stream, Illinois, Carol Pointe Ser 1990 A.........................      9.50      01/15/01++      6,860,292
--------                                                                                                            -----------
 193,027      TOTAL MUNICIPAL BONDS (Identified Cost $164,853,157)............................................      170,535,365
--------                                                                                                            -----------
              SHORT-TERM MUNICIPAL OBLIGATIONS (1.0%)
     700      Philadelphia Hospitals & Higher Educational Facilities Authority,
               Children's Hospital of Philadelphia 1996 Ser A (Demand 03/03/97).......      3.45*     03/01/27          700,000
   1,000      North Texas Health Facilities Development Corporation, University
               Medical Center Inc Ser 1987............................................      7.75      04/01/97++      1,023,610
--------                                                                                                            -----------
   1,700      TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (Identified Cost $1,723,610).............................        1,723,610
--------                                                                                                            -----------
$194,727      TOTAL INVESTMENTS (Identified Cost $166,576,767) (c)...............................        98.1%      172,258,975
========
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.....................................          1.9        3,314,124
                                                                                                                    -----------
              NET ASSETS.........................................................................       100.0%     $175,573,099
                                                                                                                    ===========

---------------------

    AMT     Alternative Minimum Tax.
   COPs     Certificates of Participation.
     +      Joint exemption in the District of Columbia and Virginia.
    ++      Prerefunded to call date shown.
   ++++     Restructured coupon rate effective 01/01/97.
     #      Coupon resets to 7.50% on 08/15/99.
     *      Current coupon of variable rate demand obligation.
    (a)     Resale is restricted to qualified institutional investors.
    (b)     Non-income producing security; bond in default.
    (c)     The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $8,723,558 and the aggregate gross unrealized depreciation is $3,041,350, resulting in net unrealized appreciation of $5,682,208.
                                                    Bond Insurance:
------------------------------------------------------------------------------------------------------------------------
   FGIC     Financial Guaranty Insurance Company.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                               February 28, 1997

Arizona..................  1.1%
Arkansas.................  1.5
California...............  4.9
Colorado.................  2.4
Connecticut..............  1.2
District of Columbia.....  0.8
Florida..................  6.1
Georgia..................  2.2
Illinois.................  8.8
Indiana..................  0.7
Iowa.....................  4.6
Louisiana................  0.9
Maine....................  2.0
Massachusetts............ 10.0
Michigan................. 11.9
Mississippi..............  1.9
New Hampshire............  2.0
New York.................  2.8
Ohio.....................  8.8
Pennsylvania.............  9.9
Texas....................  4.1
Utah.....................  2.4
Virginia.................  6.7
West Virginia............  1.2
Joint Exemption*......... (0.8)
                          ----
Total.................... 98.1%
                          ====

---------------------
* Joint exemption has been included in both geographic locations.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 1997
ASSETS:
Investments in securities, at value
 (identified cost $166,576,767).......................................    $172,258,975
Cash..................................................................          81,331
Receivable for:
    Interest..........................................................       3,385,172
    Investments sold..................................................          75,413
Prepaid expenses and other assets.....................................          24,674
                                                                          ------------

    TOTAL ASSETS......................................................     175,825,565
                                                                          ------------

LIABILITIES:
Payable for:
    Investment advisory fee...........................................          65,295
    Administration fee................................................          40,473
Accrued expenses and other payables...................................         146,698
                                                                          ------------

    TOTAL LIABILITIES.................................................         252,466
                                                                          ------------

NET ASSETS:
Paid-in-capital.......................................................     187,115,283
Net unrealized appreciation...........................................       5,682,208
Accumulated undistributed net investment income.......................       1,952,366
Accumulated net realized loss.........................................     (19,176,758)
                                                                          ------------

    NET ASSETS........................................................    $175,573,099
                                                                          ============

NET ASSET VALUE PER SHARE 19,978,607 shares outstanding (unlimited
 shares authorized of $.01 par value).................................           $8.79
                                                                          ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

STATEMENT OF OPERATIONS
For the year ended February 28, 1997
NET INVESTMENT INCOME:
INTEREST INCOME........................................................    $13,759,993
                                                                           ------------

EXPENSES
Investment advisory fee................................................        875,909
Administration fee.....................................................        525,545
Professional fees......................................................        220,995
Transfer agent fees and expenses.......................................         65,989
Shareholder reports and notices........................................         28,153
Registration fees......................................................         22,910
Trustees' fees and expenses............................................         16,752
Custodian fees.........................................................          8,696
Other..................................................................          4,690
                                                                           ------------

    TOTAL EXPENSES.....................................................      1,769,639

    LESS: EXPENSE OFFSET...............................................         (8,659)
                                                                           ------------

    NET EXPENSES.......................................................      1,760,980
                                                                           ------------

    NET INVESTMENT INCOME..............................................     11,999,013
                                                                           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss......................................................     (1,945,805)
Net change in unrealized appreciation..................................        967,781
                                                                           ------------

    NET LOSS...........................................................       (978,024)
                                                                           ------------

NET INCREASE...........................................................    $11,020,989
                                                                           ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

STATEMENT OF CHANGES IN NET ASSETS
                                                         FOR THE YEAR          FOR THE YEAR
                                                             ENDED                 ENDED
                                                       FEBRUARY 28, 1997     FEBRUARY 29, 1996
        ------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..............................      $  11,999,013         $  13,285,521
Net realized loss..................................         (1,945,805)           (5,500,400)
Net change in unrealized
 appreciation/depreciation.........................            967,781             8,939,997
                                                          ------------          ------------

    NET INCREASE...................................         11,020,989            16,725,118

Dividends from net investment income...............        (12,789,749)          (12,452,187)
Net decrease from transactions in shares of
 beneficial interest...............................           (104,700)           (1,864,678)
                                                          ------------          ------------

    NET INCREASE (DECREASE)........................         (1,873,460)            2,408,253
NET ASSETS:
Beginning of period................................        177,446,559           175,038,306
                                                          ------------          ------------

    END OF PERIOD (Including undistributed net
    investment income of $1,952,366 and $2,743,102,
    respectively)..................................      $ 175,573,099         $ 177,446,559
                                                          ============          ============

        SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

NOTES TO FINANCIAL STATEMENTS February 28, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Municipal Income Opportunities Trust II (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide current income exempt from federal income tax. The Fund was organized as a Massachusetts business trust on March 8, 1989 and commenced operations on June 30, 1989.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MUNICIPAL INCOME OPPORTUNITIES TRUST II

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with Dean Witter InterCapital Inc. (the "Investment Adviser"), the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Under the terms of the Advisory Agreement, in addition to managing the Fund's investments, the Investment Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Adviser.

3. ADMINISTRATION AGREEMENT

Pursuant to an Administration Agreement with Dean Witter Services Company Inc. (the "Administrator"), the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.30% to the Fund's weekly net assets.

Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Administrator. The Administrator also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MUNICIPAL INCOME OPPORTUNITIES TRUST II

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended February 28, 1997 aggregated $45,078,570 and $35,945,243, respectively.

Dean Witter Trust Company, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent. At February 28, 1997, the Fund had transfer agent fees and expenses payable of approximately $5,200.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended February 28, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $16,752. At February 28, 1997, the Fund had an accrued pension liability of $44,521 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                   CAPITAL
                                                                                                                   PAID IN
                                                                                                   PAR VALUE      EXCESS OF
                                                                                      SHARES       OF SHARES      PAR VALUE
                                                                                    ----------     ---------     ------------
Balance, February 28, 1995......................................................    20,220,307     $202,204      $188,882,457
Treasury shares purchased and retired (weighted average discount 7.17%)*........      (229,700)      (2,297)       (1,862,381)
                                                                                    ----------     --------      ------------
Balance, February 29, 1996......................................................    19,990,607      199,907       187,020,076
Treasury shares purchased and retired (weighted average discount 0.00%)*........       (12,000)        (120)         (104,580)
                                                                                    ----------     --------      ------------
Balance, February 28, 1997......................................................    19,978,607     $199,787      $186,915,496
                                                                                    ==========     ========      ============

---------------------
* The Trustees have voted to retire the shares purchased.

MUNICIPAL INCOME OPPORTUNITIES TRUST II

6. DIVIDENDS

The Fund declared the following dividends from net investment income:

   DECLARATION         AMOUNT           RECORD            PAYABLE
       DATE           PER SHARE          DATE              DATE
------------------    ---------     --------------    ---------------
   February 25,
 1997.............      $0.05       March 7, 1997     March 21, 1997
March 25, 1997....      $0.05       April 4, 1997     April 18, 1997

7. FEDERAL INCOME TAX STATUS

At February 28, 1997, the Fund had a net capital loss carryover of approximately $17,607,000, to offset future capital gains to the extent provided by regulations through February 28 of the following years:

                  (AMOUNTS IN THOUSANDS)
    --------------------------------------------------
    2002      2003        2004       2005       Total
    ----     -------     ------     ------     -------

     $4      $10,485     $2,826     $4,292     $17,607
    ====     ========    =======    =======    ========

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $1,943,000 during fiscal 1997. As of February 28, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses and capital loss deferrals on wash sales.

MUNICIPAL INCOME OPPORTUNITIES TRUST II

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                 FOR THE YEAR ENDED FEBRUARY 28*
                                                                 ---------------------------------------------------
                                                                   1997          1996**          1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $   8.88       $   8.66       $   8.74     $   9.13     $   9.23
                                                                   ------         ------         ------       ------       ------
Net investment income........................................        0.60           0.66           0.64         0.63         0.67
Net realized and unrealized gain (loss)......................       (0.05)          0.18          (0.12)       (0.42)       (0.08)
                                                                   ------         ------         ------       ------       ------
Total from investment operations.............................        0.55           0.84           0.52         0.21         0.59
                                                                   ------         ------         ------       ------       ------
Less dividends and distributions from:
   Net investment income.....................................       (0.64)         (0.62)         (0.60)       (0.60)       (0.68)
   Net realized gain.........................................          --             --             --           --        (0.01)
                                                                   ------         ------         ------       ------       ------
Total dividends and distributions............................       (0.64)         (0.62)         (0.60)       (0.60)       (0.69)
                                                                   ------         ------         ------       ------       ------
Net asset value, end of period...............................    $   8.79       $   8.88       $   8.66     $   8.74     $   9.13
                                                                   ======         ======         ======       ======       ======
Market value, end of period..................................    $  8.625       $   8.75       $   8.00     $  8.125     $   8.75
                                                                   ======         ======         ======       ======       ======
TOTAL INVESTMENT RETURN+.....................................        5.94%         17.87%          6.36%       (0.36)%      (4.42)%
RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................................        1.01%(1)       1.01%(1)       1.01%        1.01%        1.11%
Net investment income........................................        6.87%          7.50%          7.60%        7.13%        7.42%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......................    $175,573       $177,447       $175,038     $181,336     $189,291
Portfolio turnover rate......................................          21%            18%             5%           6%           3%

---------------------
  * The per share amounts were computed using an average number of shares outstanding during the period.
 ** For the year ended February 29.
  + Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1) Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MUNICIPAL INCOME OPPORTUNITIES TRUST II

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MUNICIPAL INCOME OPPORTUNITIES TRUST II

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Municipal Income Opportunities Trust II (the "Fund") at February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
April 11, 1997
      --------------------------------------------------------------------

                            1997 FEDERAL TAX NOTICE

         During the year ended February 28, 1997, the Fund paid to the shareholders $0.64 per share from net investment income all of which were exempt interest dividends, excludable from gross income for Federal income tax purposes.

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

                 (This page has been left blank intentionally)

TRUSTEES
----------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn                                                 Municipal
John R. Haire
Dr. Manuel H. Johnson                                         Income
Michael E. Nugent
Philip J. Purcell                                             Opportunities
John L. Schroeder
                                                              Trust II
OFFICERS
----------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT
----------------------------------------------
Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS
----------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT ADVISER
----------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


                                                              Annual Report
                                                              February 28, 1997